Security Information



Security Purchased

CUSIP
233889AC8

Issuer
DAIMLER CHRYSLER AUTO TRUST

Underwriters
Citic Securities, DBSI, JP Morgan, BoA,
HSBC, TD Securities

Years of continuous operation,
including predecessors
> 3 years

Security
DCAT 2008-B A2A

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/19/2008

Total amount of offering sold to
QIBs
195,000,000

Total amount of any concurrent
public offering
0

Total
195,000,000

Public offering price
100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.16%

Rating
Aaa/AAA

Current yield
3.81%

Benchmark vs Spread (basis points)
93 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Short
Duration Fund
DWS
1,280,000
 $  1,280,000
0.66%
Total

1,280,000
 $  1,280,000
0.66%





^The Security and Fund Performance is calculated based
 on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
20030NAX9

Issuer
COMCAST CORP

Underwriters
Citigroup, DBSI, Merrill Lynch, UBS, BoA,
Barclays, BNP, Bank of NY, Daiwa
Securities, Goldman Sachs, JP Morgan,
Lehman Brothers, Lloyds TSB Bank,
Mitsubishi UFJ, Mizuho Securities, Morgan
Stanley, Piper Jaffray, Royal Bank of
Scotland, SunTrust Robinson Humphrey,
Wachovia, Blaylock & Co, Cabrera Capital
Markets, Guzman & Co, Loop Capital
Markets, MR Beal & Co, Muriel Siebert,
Samuel A Ramirez, Williams Capital Group

Years of continuous operation,
including predecessors
> 3 years

Security
CMCSA 6.4% 5/15/2038

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/2/2008

Total amount of offering sold to
QIBs
1,000,000,000

Total amount of any concurrent
public offering
0

Total
1,000,000,000

Public offering price
99.79

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa2/BBB+

Current yield
6.41%

Benchmark vs Spread (basis points)
185 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Balanced
Fund
DWS
3,750,000
 $  3,750,000
1.92%
DWS Balanced
VIP
DWS
1,250,000
 $  1,250,000
0.64%
DWS Bond VIP
DWS
270,000
 $     270,000
0.14%
DWS Core
Fixed Income
Fund
DWS
2,555,000
 $  2,555,000
1.31%
DWS Core
Fixed Income
VIP
DWS
210,000
 $     210,000
0.11%
DWS Core Plus
Income Fund
DWS
655,000
 $     655,000
0.34%
DWS Lifecycle
Long Range
Fund
DWS
205,000
 $     205,000
0.11%
DWS Strategic
Income Fund
DWS
2,000,000
 $  2,000,000
1.03%
DWS Strategic
Income VIP
DWS
500,000
 $     500,000
0.26%
Total

11,395,000
 $11,395,000
5.84%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
20825CAP9

Issuer
CONOCOPHILLIPS CO

Underwriters
Barclays, Citigroup, Greenwich Capital
Markets, BoA, BNP Paribas, Calyon, Credit
Suisse, Daiwa Securities, DBSI, DnB NOR
Markets, HSBC, ING Financial, JP Morgan,
Mitsubishi UFJ, Mizuho Securities, SG
Americas, UBS

Years of continuous operation,
including predecessors
> 3 years

Security
COP 5.9% 5/15/2038

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/5/2008

Total amount of offering sold to
QIBs
600,000,000

Total amount of any concurrent
public offering
0

Total
600,000,000

Public offering price
99.62

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A1/A

Current yield
5.92%

Benchmark vs Spread (basis points)
135  bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Core
Fixed Income
Fund
DWS
3,940,000
 $  3,940,000
2.02%
DWS Core
Fixed Income
VIP
DWS
560,000
 $     560,000
0.29%
DWS Lifecycle
Long Range
Fund
DWS
530,000
 $     530,000
0.27%
DWS Strategic
Income Fund
DWS
1,430,000
 $  1,430,000
0.73%
DWS Strategic
Income VIP
DWS
360,000
 $     360,000
0.18%
Total

6,820,000
 $  6,820,000
3.50%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
377372AE7

Issuer
GLAXOSMITHKLINE CAPITAL INC

Underwriters
Citirgoup, JP Morgan, Lehman Brothers,
ABN Amro, Credit Suisse, DBSI, HSBC,
Mizuho Securities, RBS Greenwich Capital

Years of continuous operation,
including predecessors
> 3 years

Security
GSK 6.375% 5/15/2038

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/6/2008

Total amount of offering sold to
QIBs
2,750,000,000

Total amount of any concurrent
public offering
0

Total
2,750,000,000

Public offering price
99.69

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A1/A+

Current yield
6.40%

Benchmark vs Spread (basis points)
173 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Core
Fixed Income
Fund
DWS
308,000
 $     308,000
0.16%
DWS Core
Fixed Income
VIP
DWS
550,000
 $     550,000
0.28%
DWS Core Plus
Income Fund
DWS
1,265,000
 $  1,265,000
0.65%
DWS Lifecycle
Long Range
Fund
DWS
520,000
 $     520,000
0.27%
Total

2,643,000
 $  2,643,000
1.36%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
59023VAA8

Issuer
MERRILL LYNCH & CO

Underwriters
Merrill Lynch, ANZ Securities, BB&T,
Citigroup, Credit Suisse, DBSI, HSBC,
Mizuho Securities, Natixis Bleichroeder, RBS
Greenwich Capital, Santander Investment
Securities, SunTrust Robinson Humphrey,
Zions Direct

Years of continuous operation,
including predecessors
> 3 years

Security
MER 7.75% 5/14/2038

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
Merrill Lynch

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/7/2008

Total amount of offering sold to
QIBs
1,750,000,000

Total amount of any concurrent
public offering
0

Total
1,750,000,000

Public offering price
99.98

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A3/A-

Current yield
7.75%

Benchmark vs Spread (basis points)
315 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Bond VIP
DWS
355,000
 $     355,000
0.18%
DWS Core
Fixed Income
Fund
DWS
2,690,000
 $  2,690,000
1.38%
DWS Core
Fixed Income
VIP
DWS
410,000
 $     410,000
0.21%
DWS Core Plus
Income Fund
DWS
1,070,000
 $  1,070,000
0.55%
DWS Lifecycle
Long Range
Fund
DWS
385,000
 $     385,000
0.20%
Total

4,910,000
 $  4,910,000
2.52%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
71644EAJ1

Issuer
PETRO-CANADA

Underwriters
Citigroup, DBSI, HSBC

Years of continuous operation,
including predecessors
> 3 years

Security
PCACN 6.8% 5/15/2038

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/12/2008

Total amount of offering sold to
QIBs
900,000,000

Total amount of any concurrent
public offering
0

Total
900,000,000

Public offering price
99.78

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa2/BBB

Current yield
6.82%

Benchmark vs Spread (basis points)
230 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Core
Fixed Income
Fund
DWS
4,880,000
 $  4,880,000
2.50%
DWS Lifecycle
Long Range
Fund
DWS
665,000
 $     665,000
0.34%
Total

5,545,000
 $  5,545,000
2.84%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
913017BP3

Issuer
UNITED TECHNOLOGIES CORP

Underwriters
BoA, BNP Paribas, Citigroup, HSBC, JP
Morgan, Bank of NY, BMO Nesbitt Burns,
Daiwa Securities, DBSI, Dresdner Kleinwort,
Intesabci SpA, Mitsubishi UFJ Securities,
RBS Greenwich Capital, Societe Generale

Years of continuous operation,
including predecessors
> 3 years

Security
UTX 6.125% 7/15/2038

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
Citigroup

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/13/2008

Total amount of offering sold to
QIBs
1,000,000,000

Total amount of any concurrent
public offering
0

Total
1,000,000,000

Public offering price
99.71

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A2/A

Current yield
6.14%

Benchmark vs Spread (basis points)
153 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Bond VIP
DWS
365,000
 $     365,000
0.19%
DWS Core
Fixed Income
Fund
DWS
3,020,000
 $  3,020,000
1.55%
DWS Core
Fixed Income
VIP
DWS
465,000
 $     465,000
0.24%
DWS Core Plus
Income Fund
DWS
1,080,000
 $  1,080,000
0.55%
DWS Lifecycle
Long Range
Fund
DWS
445,000
 $     445,000
0.23%
Total

5,375,000
 $  5,375,000
2.76%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
767201AE6

Issuer
RIO TINTO FINANCE USA

Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan
Stanley, RBS Greenwich Capital, Societe
Generale, ANZ Securities, BBVA Securities,
Calyon, Mitsubishi UFJ Securities, Mizuho
Securities, Sumitomo Bank

Years of continuous operation,
including predecessors
> 3 years

Security
RIOLN 5.875% 7/15/2013

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/24/2008

Total amount of offering sold to
QIBs
2,500,000,000

Total amount of any concurrent
public offering
0

Total
2,500,000,000

Public offering price
99.63

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.35%

Rating
A3/BBB+

Current yield
5.90%

Benchmark vs Spread (basis points)
240 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Bond VIP
DWS
540,000
 $     540,000
0.28%
DWS Core
Fixed Income
Fund
DWS
5,000,000
 $  5,000,000
2.56%
DWS Core
Fixed Income
VIP
DWS
675,000
 $     675,000
0.35%
DWS Core Plus
Income Fund
DWS
1,535,000
 $  1,535,000
0.79%
DWS Lifecycle
Long Range
Fund
DWS
655,000
 $     655,000
0.34%
DWS Short
Duration Plus
Fund
DWS
12,000,000
 $12,000,000
6.15%
Total

20,405,000
 $20,405,000
10.46%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
767201AC0

Issuer
RIO TINTO FINANCE USA

Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan
Stanley, RBS Greenwich Capital, Societe
Generale, ANZ Securities, BBVA Securities,
Calyon, Mitsubishi UFJ Securities, Mizuho
Securities, Sumitomo Bank

Years of continuous operation,
including predecessors
> 3 years

Security
RIOLN 6.5% 7/15/2018

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/24/2008

Total amount of offering sold to
QIBs
1,750,000,000

Total amount of any concurrent
public offering
0

Total
1,750,000,000

Public offering price
99.13

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.45%

Rating
A3/BBB+

Current yield
6.56%

Benchmark vs Spread (basis points)
250 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Bond VIP
DWS
265,000
 $     265,000
0.14%
DWS Core
Fixed Income
Fund
DWS
3,500,000
 $  3,500,000
1.79%
DWS Core
Fixed Income
VIP
DWS
315,000
 $     315,000
0.16%
DWS Core Plus
Income Fund
DWS
740,000
 $     740,000
0.38%
DWS Lifecycle
Long Range
Fund
DWS
310,000
 $     310,000
0.16%
DWS Strategic
Income Fund
DWS
2,400,000
 $  2,400,000
1.23%
DWS Strategic
Income VIP
DWS
600,000
 $     600,000
0.31%
Total

8,130,000
 $  8,130,000
4.17%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
767201AD8

Issuer
RIO TINTO FINANCE USA

Underwriters
Credit Suisse, DBSI, JP Morgan, Morgan
Stanley, RBS Greenwich Capital, Societe
Generale, ANZ Securities, BBVA, Calyon,
Mitsubishi UFJ Securities, Mizuho Securities,
Sumitomo Bank

Years of continuous operation,
including predecessors
> 3 years

Security
RIOLN 7.125% 7/15/2028

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/24/2008

Total amount of offering sold to
QIBs
750,000,000

Total amount of any concurrent
public offering
0

Total
750,000,000

Public offering price
99.32

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.88%

Rating
A3/BBB+

Current yield
7.17%

Benchmark vs Spread (basis points)
252 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Bond VIP
DWS
195,000
 $     195,000
0.10%
DWS Core
Fixed Income
Fund
DWS
1,770,000
 $  1,770,000
0.91%
DWS Core
Fixed Income
VIP
DWS
240,000
 $     240,000
0.12%
DWS Core Plus
Income Fund
DWS
565,000
 $     565,000
0.29%
DWS Lifecycle
Long Range
Fund
DWS
235,000
 $     235,000
0.12%
Total

3,005,000
 $  3,005,000
1.54%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
75281AAJ8

Issuer
RANGE RESOURCES CORP

Underwriters
BoA, JP Morgan, Barclays, BBVA, BMO
Capital Markets, Calyon, Capital One,
Citigroup, Comerica Securities, Credit Suisse,
DBSI, Fortis Securities, Keybanc Capital
Markets, Natixis Bleichroeder, RBC Capital
Markets, Scotia Capital, Societe Generale,
SunTrust Robinson Humphrey, Wachovia

Years of continuous operation,
including predecessors
> 3 years

Security
RRC 7.25% 5/1/2018

Is the affiliate a manager or co-
manager of offering?
Co-Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/1/2008

Total amount of offering sold to
QIBs
250,000,000

Total amount of any concurrent
public offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%

Rating
Ba3/BB

Current yield
7.25%

Benchmark vs Spread (basis points)
351 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Balanced
Fund
DWS
15,000
 $      15,000
0.01%
DWS Balanced
VIP
DWS
10,000
 $      10,000
0.01%
DWS High
Income Fund
DWS
570,000
 $     570,000
0.29%
DWS High
Income Plus
Fund
DWS
115,000
 $     115,000
0.06%
DWS High
Income Trust
DWS
70,000
 $      70,000
0.04%
DWS High
Income VIP
DWS
75,000
 $      75,000
0.04%
DWS Lifecycle
Long Range
Fund
DWS
10,000
 $      10,000
0.01%
DWS Multi
Market Income
Trust
DWS
45,000
 $      45,000
0.02%
DWS Short
Duration Plus
Fund
DWS
25,000
 $      25,000
0.01%
DWS Strategic
Income Fund
DWS
45,000
 $      45,000
0.02%
DWS Strategic
Income Trust
DWS
10,000
 $      10,000
0.01%
DWS Strategic
Income VIP
DWS
10,000
 $      10,000
0.01%
Total

1,000,000
 $  1,000,000
0.51%



^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
87612BAA0

Issuer
TARGA RESOURCES PARTNERS

Underwriters
BoA, Credit Suisse, DBSI, BNP Paribas,
Lehman Brothers, Merrill Lynch, Piper
Jaffray, RBC Dominion Securities, RBS
Greenwich Capital, Wachovia Securities

Years of continuous operation,
including predecessors
> 3 years

Security
NGLS 8.25% 7/1/2016

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Credit Suisse

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/12/2008

Total amount of offering sold to
QIBs
250,000,000

Total amount of any concurrent
public offering
0

Total
250,000,000

Public offering price
100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B2/B

Current yield
8.25%

Benchmark vs Spread (basis points)
418 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Balanced
Fund
DWS
45,000
 $      45,000
0.02%
DWS Balanced
VIP
DWS
15,000
 $      15,000
0.01%
DWS High
Income Fund
DWS
1,735,000
 $  1,735,000
0.89%
DWS High
Income Plus
Fund
DWS
345,000
 $     345,000
0.18%
DWS High
Income Trust
DWS
215,000
 $     215,000
0.11%
DWS High
Income VIP
DWS
235,000
 $     235,000
0.12%
DWS Lifecycle
Long Range
Fund
DWS
20,000
 $      20,000
0.01%
DWS Multi
Market Income
Trust
DWS
145,000
 $     145,000
0.07%
DWS Short
Duration Plus
Fund
DWS
40,000
 $      40,000
0.02%
DWS Strategic
Income Fund
DWS
130,000
 $     130,000
0.07%
DWS Strategic
Income Trust
DWS
40,000
 $      40,000
0.02%
DWS Strategic
Income VIP
DWS
35,000
 $      35,000
0.02%
Total

3,000,000
 $  3,000,000
1.54%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
226566AH0

Issuer
CRICKET COMMUNICATIONS INC

Underwriters
Citigroup, DBSI, Goldman Sachs, Morgan
Stanley

Years of continuous operation,
including predecessors
> 3 years

Security
LEAP 10% 7/15/2015

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
Goldman Sachs

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/19/2008

Total amount of offering sold to
QIBs
300,000,000

Total amount of any concurrent
public offering
0

Total
300,000,000

Public offering price
100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
2.00%

Rating
B3/B-

Current yield
10.00%

Benchmark vs Spread (basis points)
615 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Balanced
Fund
DWS
155,000
 $     155,000
0.08%
DWS Balanced
VIP
DWS
50,000
 $      50,000
0.03%
DWS High
Income Fund
DWS
5,880,000
 $  5,880,000
3.02%
DWS High
Income Plus
Fund
DWS
1,180,000
 $  1,180,000
0.61%
DWS High
Income Trust
DWS
730,000
 $     730,000
0.37%
DWS High
Income VIP
DWS
780,000
 $     780,000
0.40%
DWS Lifecycle
Long Range
Fund
DWS
70,000
 $      70,000
0.04%
DWS Multi
Market Income
Trust
DWS
495,000
 $     495,000
0.25%
DWS Strategic
Income Fund
DWS
430,000
 $     430,000
0.22%
DWS Strategic
Income Trust
DWS
130,000
 $     130,000
0.07%
DWS Strategic
Income VIP
DWS
100,000
 $     100,000
0.05%
Total

10,000,000
 $10,000,000
5.13%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.










Security Information



Security Purchased

CUSIP
28336LBR9

Issuer
EL PASO NATURAL GAS

Underwriters
DBSI, Goldman Sachs, JP Morgan, BoA,
Credit Suisse, RBS Greenwich Capital,
Scotial Capital, Societe Generale, UniCredit
SpS

Years of continuous operation,
including predecessors
> 3 years

Security
EP 7.25% 6/1/2018

Is the affiliate a manager or co-
manager of offering?
Joint Lead Manager

Name of underwriter or dealer from
which purchased
JP Morgan

Firm commitment underwriting?
Yes

Trade date/Date of Offering
5/22/2008

Total amount of offering sold to
QIBs
600,000,000

Total amount of any concurrent
public offering
0

Total
600,000,000

Public offering price
100.00

Price paid if other than public
offering price
 N/A

Underwriting spread or commission
0.80%

Rating
Ba3/BB-

Current yield
7.25%

Benchmark vs Spread (basis points)
333 bp






Fund Specific Information



Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by
the Fund
DWS Funds




DWS Balanced
Fund
DWS
125,000
 $     125,000
0.06%
DWS Balanced
VIP
DWS
40,000
 $      40,000
0.02%
DWS High
Income Fund
DWS
4,675,000
 $  4,675,000
2.40%
DWS High
Income Plus
Fund
DWS
925,000
 $     925,000
0.47%
DWS High
Income Trust
DWS
570,000
 $     570,000
0.29%
DWS High
Income VIP
DWS
630,000
 $     630,000
0.32%
DWS Lifecycle
Long Range
Fund
DWS
55,000
 $      55,000
0.03%
DWS Multi
Market Income
Trust
DWS
365,000
 $     365,000
0.19%
DWS Short
Duration Plus
Fund
DWS
85,000
 $      85,000
0.04%
DWS Strategic
Income Fund
DWS
340,000
 $     340,000
0.17%
DWS Strategic
Income Trust
DWS
100,000
 $     100,000
0.05%
DWS Strategic
Income VIP
DWS
90,000
 $      90,000
0.05%
Total

8,000,000
 $  8,000,000
4.10%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.

Security Information



Security Purchased

CUSIP
ES0127797019

Issuer
EDP RENOVAVEIS SA

Underwriters
Banco Comercial Portugues
SA, Banco Espirito Santo,
Caixa Banco de Investimento
SA, Citigroup, Morgan
Stanley, UBS, DBSI, JP
Morgan, Merrill Lynch,
Santander Central Hispano,
Societe Generale

Years of continuous operation, including predecessors
> 3 years

Ticker
EDPR PL

Is the affiliate a manager or co-manager of offering?
Joint Lead Manager

Name of underwriter or dealer from which purchased
Morgan Stanley

Firm commitment underwriting?
Yes

Trade date/Date of Offering
6/2/2008

Total dollar amount of offering sold to QIBs
 $            2,436,896,438

Total dollar amount of any concurrent public offering
 $                               -

Total
 $            2,436,896,438

Public offering price
 $                        12.43

Price paid if other than public offering price
 N/A

Underwriting spread or commission
 $                          0.12

Rating
N/A

Current yield
N/A






Fund Specific Information



Board
Total
Share
Amount
Purchased
$ Amount of
Purchase
% of
Offering
Purchased
by the
Fund
DWS Funds




DWS Balanced Fund
DWS
19,306
 $     240,005
0.01%
DWS Balanced VIP
DWS
5,874
 $      73,023
0.00%
DWS Europe Equity Fund
DWS
57,900
 $     719,790
0.03%
DWS International Fund
DWS
541,772
 $  6,735,097
0.28%
DWS International Select Equity Fund
DWS
93,000
 $  1,156,139
0.05%
DWS International Select Equity VIP
DWS
80,856
 $  1,005,170
0.04%
DWS International VIP
DWS
155,162
 $  1,928,913
0.08%
Total

953,870
 $11,858,137
0.49%





^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.